Exhibit 99.1

NexMetals Drills 210 Metres of 1.06% CuEq

Highlighting Continuous Mineralization and Expansion at Selkirk

Vancouver, British Columbia, September 23, 2025 – NexMetals Mining Corp. (TSXV: NEXM; NASDAQ: NEXM) (the “Company”) announces assay results from two additional holes from the 12 hole metallurgical drilling program completed at the past-producing Copper, Nickel, Cobalt and Platinum Group Elements (“Cu-Ni-Co-PGE”) Selkirk Mine in Botswana.

Why This Matters: Scale, Grade, Growth

●	SMET-25-004: wide interval of continuous mineralization
	○	210.00 metres of 1.06% CuEq (0.40% Cu, 0.36% Ni, 0.59 ppm Pd, 0.14 ppm Pt) incl. 74.00 metres of 1.28% CuEq (0.45% Cu, 0.46% Ni, 0.73 ppm Pd, 0.17 ppm Pt)

●	Mineralization outside the Mineral Resource Estimate (“MRE”) and within the current conceptual pit shell, demonstrating the potential for expansion of the deposit toward the surface.
	○	SMET-25-001: starting at 13.00 metres from surface
		▪	45.00 metres of 0.69% CuEq (0.23% Cu, 0.23% Ni, 0.46 ppm Pd, 0.10 ppm Pt)

●	Large widths of near-surface mineralization support open-pit development potential with a low strip ratio (see technical report).

●	Current cut-off of US$25.00 per tonne net smelter return defined in the MRE translates to 0.46% CuEq. Any material above this cut-off grade could be potentially mined.

●	These results bring the total number of metallurgical drill holes announced from the 2025 program to four (see news release dated September 18, 2025), with assays to be released on an ongoing basis.

SMET-25-004
210.00 m of 1.06% CuEq
SMET-25-002
SMET-25-003
SMET-25-001
45.00 m of 0.69% CuEq
Underground Workings
OPEN
September 23, 2025 Results
Previously Announced
2024 Inferred Resource
Mineralized Envelope
Conceptualized Open Pit Shell
NEXM 2025 Drillholes
2025 Resampling Holes
0
50
100 m
700m
600m
500m
400m

Figure 1: Location of 2025 metallurgical drill holes, resampled drillholes and Mineral Resource Estimate

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Morgan Lekstrom, CEO of the Company, commented: “The results today, combined with last week’s news of drill hole 003, highlight multiple intercepts over 200 metres of high-grade mineralization, once again exceeding our expectations at Selkirk. These results position Selkirk as a standout asset, reinforcing the substantial scale of the deposit. Exceptionally notable are drill holes 003 and 004, as they show very similar grades despite being more than 125 metres apart. This further emphasizes both the size, consistency, and presence of broad intervals of higher grades within this deposit. Upcoming catalysts include resource expansion, metallurgical results and optimization, rapidly unlocking the full value and long-term potential of the Selkirk mine.”

Assay results are reported below in Table 1 and drill hole collar details are provided in Table 2.

Table 1: Assay Results Selkirk Deposit

HOLE ID	FROM (m)	TO (m)	1LENGTH (m)	[2]Est. True Thickness (m)	Cu (%)	NI (%)	Co (%)	Pd (ppm)	Pt (ppm)	Au (ppm)	3CuEq (%)
SMET-25-001	13.00	65.70	52.70	38	0.22	0.23	0.01	0.46	0.10	0.04	0.68
SMET-25-001	90.25	208.00	117.75	85	0.26	0.24	0.01	0.53	0.11	0.05	0.76
incl.	92.55	156.00	63.45	46	0.26	0.25	0.02	0.51	0.10	0.04	0.76
and	92.55	99.85	7.30	5	0.47	0.57	0.03	0.68	0.13	0.06	1.38
and	138.00	156.00	18.00	13	0.38	0.30	0.02	0.76	0.15	0.06	1.05
SMET-25-004	66.00	276.00	210.00	160	0.40	0.36	0.02	0.59	0.14	0.06	1.06
incl	66.00	187.00	121.00	92	0.36	0.37	0.02	0.58	0.14	0.06	1.02
incl	113.00	187.00	74.00	56	0.45	0.46	0.03	0.73	0.17	0.08	1.28
incl	131.65	187.00	55.35	42	0.52	0.47	0.03	0.80	0.18	0.09	1.40
OUTSIDE MRE AND INSIDE CONCEPTUAL PIT
SMET-25-001	13.00	58.00	45.00	32	0.23	0.23	0.01	0.46	0.10	0.04	0.69
OUTSIDE MRE AND BENEATH CONCEPTUAL PIT
SMET-25-001	186.00	208.00	22.00	16	0.30	0.24	0.01	0.50	0.10	0.04	0.79
SMET-25-004	285.00	299.00	14.00	11	0.22	0.23	0.02	0.37	0.09	0.04	0.64

1Length refers to drillhole length and not true width.

2True thickness is estimated using the MRE wireframe where available.

3CuEq% calculated using the formula Cu% + Ni%*(55.605/53.913) + Pd g/t*(22.948/53.913) + Pt g/t*(14.891/53.913) using metal prices and recoveries listed in the 2025 Technical Report.

3Interval is outside MRE but inside the conceptualized open pit shell.

Table 2: Drill Collar Information Selkirk Deposit

HOLE ID	[1]Easting	[1]Northing	[1]Elevation	Dip	Azimuth	Hole Length (m)
SMET-25-001	575502.8	7642676.4	993.9	-89.8	17.5	273.70
SMET-25-004	575406.7	7642671.8	1000.7	-88.1	14.2	375.45

1Coordinates are WGS84z35S with geoidal elevations

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Technical Report

The MRE on the Selkirk Mine is supported by the Technical Report entitled “NI 43-101 Technical Report Selkirk Nickel Project, North East District, Republic of Botswana”, dated January 8, 2025 (with an effective date of November 1, 2024). Reference should be made to the full text of the Technical Report for the assumptions, qualifications and limitations set forth therein, which was prepared in accordance with NI 43-101 and Subpart 1300 of Regulation S-K and is available on SEDAR+ (www.sedarplus.ca) and EDGAR (www.sec.gov), in each case, under NEXM’s issuer profile.

Quality Control

The Selkirk metallurgical drill program was completed by Discovery Drilling using a Boyles 56 machine. Drill core samples are HQ (63.5 mm diameter) that were sawn in half with one half sawn in half again to produce quartered core. Selected portions of the remaining core were sent to Blue Coast Research for metallurgical flotation studies with the reminder retained for reference purposes. The quartered core samples submitted to the lab were generally 1 metre in length. Sample preparation and lab analysis was completed at ALS Chemex in Johannesburg, South Africa. Commercially prepared blank samples and certified Cu/Ni sulphide analytical control standards with a range of grades are inserted in every batch of 20 samples or a minimum of one set per sample batch. Analyses for Ni, Cu and Co are completed using a peroxide fusion preparation and ICP-AES finish (ME-ICP81). Analyses for Pt, Pd, and Au are by fire assay (30 grams nominal sample weight) with an ICP-AES finish (PGM-ICP23).

Qualified Person

All scientific and technical information in this news release has been reviewed and approved by Sharon Taylor, VP Exploration of the Company, MSc, P.Geo, and a “qualified person” for the purposes of National Instrument 43-101 and Subpart 1300 of Regulation S-K.

About NexMetals Mining Corp.

NexMetals Mining Corp. is a mineral exploration and development company that is focused on the redevelopment of the previously producing copper, nickel and cobalt resources mines owned by the Company in the Republic of Botswana.

NexMetals is committed to governance through transparent accountability and open communication within our team and our stakeholders. NexMetals’ team brings extensive experience across the full spectrum of mine discovery and development. Collectively, the team has contributed to dozens of projects, including work on the Company’s Selebi and Selkirk mines. Senior team members each have on average, more than 20 years of experience spanning geology, engineering, operations, and project development.

For further information about NexMetals Mining Corp., please contact:

Morgan Lekstrom

CEO and Director

morganl@nexmetalsmining.com

Jaclyn Ruptash

V.P., Communications and Investor Relations

jaclyn@nexmetalsmining.com

1-833-770-4334

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Neither the TSX Venture Exchange and its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) nor the Nasdaq Stock Market LLC accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively, “forward-looking information”) based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward looking information includes, but is not limited to, the implementation of the objectives, goals and future plans of the Company including the proposed advancement of the Selkirk Mine as currently contemplated; the release of metallurgical testing results and the expected timing thereof; management’s belief that historical resources could be indicative of the presence of mineralization on the deposits; the potential for near surface expansion of the deposit; the potential for open-pit development with a low strip ratio; the potential for material above the cut-off grade to be mined; and the anticipated benefits of the Company’s approach to its resource development plan. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to, capital and operating costs varying significantly from estimates; the preliminary nature of drilling and metallurgical test results; the ability of exploration results to predict mineralization; the ability of the Company to implement its drilling, geoscience and metallurgical work on its properties and work plans generally; prefeasibility or the feasibility of mine production; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s filings with the U.S. Securities and Exchange Commission on EDGAR (www.sec.gov) and public disclosure record on SEDAR+ (www.sedarplus.ca), in each case, under NEXM’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

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